FINANCIAL INVESTORS TRUST

Pathway Advisors Conservative Fund

Pathway Advisors Growth and Income Fund

Pathway Advisors Aggressive Growth Fund

 (the “Funds”)

SUPPLEMENT DATED DECEMBER 31, 2013 TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR THE FUNDS,

DATED AUGUST 31, 2013, AS SUPPLEMENTED FROM TIME TO TIME

On December 31, 2013 Hanson McClain Strategic Advisors, Inc. (“HMSA”) will merge with and into its affiliate, Hanson McClain, Inc., (“HMI”) an investment advisor registered with the Securities and Exchange Commission.  HMSA and HMI are both 100% owned by Hanson McClain Group, Inc. and Hanson McClain Group, Inc. will continue to own 100% of HMI after the merger. HMI has been providing advisory services for more than 17 years and currently manages assets exceeding $1.4 billion. Accordingly, all references to HMSA in the prospectuses and statement of additional information are hereby deleted and replaced with HMI.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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